Exhibit 99.2

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Delta Reports Financial and Operating Performance for March 2015

ATLANTA, April 2, 2015 – Delta Air Lines (NYSE: DAL) today reported financial and operating performance for March 2015.

Consolidated passenger unit revenue (PRASM) for the month of March was flat year over year, as domestic strength offset pressure in international markets, predominantly from currency fluctuations, which reduced system PRASM by 1.5 points. Domestic PRASM grew 2.5% for the month.

The company’s financial and operating performance is detailed below.

Preliminary Financial and Operating Results
March consolidated PRASM change year over year	Flat
Projected March quarter fuel price per gallon, adjusted	$2.90 - $2.95
March mainline completion factor	99.3%
March on-time performance (preliminary DOT A14)	84.0%

  Note: Projected fuel price of $2.90 - $2.95 includes taxes, transportation, settled hedges, hedge premiums and refinery contribution and is adjusted for MTM adjustments. It also includes $0.33/gallon associated with the early settlement of hedges.

Delta Air Lines serves more than 170 million customers each year. Delta was named to FORTUNE magazine’s top 50 World’s Most Admired Companies in addition to being named the most admired airline for the fourth time in five years. Additionally, Delta has ranked No.1 in the Business Travel News Annual Airline survey for four consecutive years, a first for any airline. With an industry-leading global network, Delta and the Delta Connection carriers offer service to 321 destinations in 58 countries on six continents. Headquartered in Atlanta, Delta employs nearly 80,000 employees worldwide and operates a mainline fleet of more than 700 aircraft. The airline is a founding member of the SkyTeam global alliance and participates in the industry’s leading trans-Atlantic joint venture with Air France-KLM and Alitalia as well as a newly formed joint venture with Virgin Atlantic. Including its worldwide alliance partners, Delta offers customers more than 15,000 daily flights, with key hubs and markets including Amsterdam, Atlanta, Boston, Detroit, Los Angeles, Minneapolis/St. Paul, New York-JFK, New York-LaGuardia, Paris-Charles de Gaulle, Salt Lake City, Seattle and Tokyo-Narita. Delta has invested billions of dollars in airport facilities, global products, services and technology to enhance the customer experience in the air and on the ground. Additional information is available on delta.com, Twitter @Delta, Google.com/+Delta, Facebook.com/delta and Delta’s blog takingoff.delta.com.

Forward Looking Statements

Statements in this press release that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward-looking statements.  These risks and uncertainties include, but are not limited to, the cost of aircraft fuel; the availability of aircraft fuel; the impact of rebalancing our hedge portfolio, recording mark-to-market adjustments or posting collateral in connection with our fuel hedge contracts; the possible effects of accidents involving our aircraft; the restrictions that financial covenants in our financing agreements will have on our financial and business operations; labor issues; interruptions or disruptions in service at one of our hub or gateway airports; disruptions or security breaches of our information technology infrastructure; our dependence on technology in our operations; the effects of weather, natural disasters and seasonality on our business; the effects of an extended disruption in services provided by third party regional carriers; failure or inability of insurance to cover a significant liability at Monroe’s Trainer refinery; the impact of environmental regulation on the Trainer refinery, including costs related to renewable fuel standard regulations; our ability to retain management and key employees; competitive conditions in the airline industry; the effects of extensive government regulation on our business; the sensitivity of the airline industry to prolonged periods of stagnant or weak economic conditions; the effects of terrorist attacks or geopolitical conflict; and the effects of the rapid spread of contagious illnesses.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2014.  Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of April 2, 2015, and which we have no current intention to update.

Non-GAAP Reconciliation

Delta sometimes uses information ("non-GAAP financial measures") that is derived from the Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Under the U.S. Securities and Exchange Commission rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The tables below show reconciliations of non-GAAP financial measures used in this release to the most directly comparable GAAP financial measures.

Average Fuel Price Per Gallon, Adjusted

Delta adjusts for mark-to-market adjustments and settlements to determine average price per fuel gallon, adjusted. MTM adjustments are defined as fair value changes recorded in periods other than the settlement period. Such fair value changes are not necessarily indicative of the actual settlement value of the underlying hedge in the contract settlement period. Settlements represent cash received or paid on hedge contracts settling during the period. These items adjust fuel expense to show an economic hedge impact that reflects cash received or paid on hedge contracts during the period. Adjusting for these items allows investors to better understand and analyze the company's core operational performance in the periods shown.

(Projected)
Three Months Ended
March 31, 2015
Average fuel price per gallon	$2.30 to $2.25
MTM adjustments and settlements	$0.60 to $0.70
Average fuel price per gallon, adjusted	$2.90 to $2.95

	Monthly Traffic Results (a)				Year to Date Traffic Results (a)
	Mar 2015	Mar 2014	Change		Mar 2015	Mar 2014	Change

RPMs (000):
Domestic	10,903,993	10,519,340	3.7%		28,042,948	26,713,146	5.0%
Delta Mainline	9,060,684	8,593,875	5.4%		23,221,771	21,771,262	6.7%
Regional	1,843,310	1,925,465	(4.3%)		4,821,177	4,941,884	(2.4%)
International	6,642,812	6,596,154	0.7%		18,178,317	17,887,668	1.6%
Latin America	1,844,864	1,808,649	2.0%		5,265,017	4,810,543	9.4%
Delta Mainline	1,809,154	1,775,260	1.9%		5,169,521	4,718,548	9.6%
Regional	35,710	33,389	7.0%		95,495	91,995	3.8%
Atlantic	2,726,481	2,659,542	2.5%		7,111,753	7,125,501	(0.2%)
Pacific	2,071,466	2,127,963	(2.7%)		5,801,547	5,951,624	(2.5%)
Total System	17,546,805	17,115,494	2.5%		46,221,265	44,600,814	3.6%

ASMs (000):
Domestic	12,531,973	12,173,277	2.9%		33,715,645	32,038,298	5.2%
Delta Mainline	10,260,986	9,783,299	4.9%		27,419,711	25,621,838	7.0%
Regional	2,270,987	2,389,978	(5.0%)		6,295,934	6,416,460	(1.9%)
International	8,103,182	7,884,040	2.8%		22,884,779	21,865,527	4.7%
Latin America	2,265,981	2,162,779	4.8%		6,470,933	5,739,946	12.7%
Delta Mainline	2,220,023	2,118,008	4.8%		6,340,896	5,613,748	13.0%
Regional	45,958	44,771	2.7%		130,037	126,198	3.0%
Atlantic	3,442,580	3,230,987	6.5%		9,494,713	9,108,359	4.2%
Pacific	2,394,621	2,490,274	(3.8%)		6,919,133	7,017,222	(1.4%)
Total System	20,635,155	20,057,317	2.9%		56,600,424	53,903,825	5.0%

Load Factor:
Domestic	87.0%	86.4%	0.6	pts	83.2%	83.4%	(0.2)	pts
Delta Mainline	88.3%	87.8%	0.5	pts	84.7%	85.0%	(0.3)	pts
Regional	81.2%	80.6%	0.6	pts	76.6%	77.0%	(0.4)	pts
International	82.0%	83.7%	(1.7)	pts	79.4%	81.8%	(2.4)	pts
Latin America	81.4%	83.6%	(2.2)	pts	81.4%	83.8%	(2.4)	pts
Delta Mainline	81.5%	83.8%	(2.3)	pts	81.5%	84.1%	(2.6)	pts
Regional	77.7%	74.6%	3.1	pts	73.4%	72.9%	0.5	pts
Atlantic	79.2%	82.3%	(3.1)	pts	74.9%	78.2%	(3.3)	pts
Pacific	86.5%	85.5%	1.0	pts	83.8%	84.8%	(1.0)	pts
Total System	85.0%	85.3%	(0.3)	pts	81.7%	82.7%	(1.0)	pts

Mainline Completion Factor	99.3%	99.8%	(0.5)	pts

Passengers Boarded	15,455,443	14,982,272	3.2%		40,005,369	38,162,854	4.8%

Cargo Ton Miles (000):	198,102	201,048	(1.5%)		548,528	530,258	3.4%

a  Results include flights operated under contract carrier arrangements